                                                                   EXHIBIT 10.15

                        CAMERON COMMUNICATIONS SERVICE AGREEMENT

This Agreement is made this day June 10, 1999, by and between CAMERON COMMUNICATIONS CORPORATION, a Louisiana Corporation ("Supplier") and US UNWIRED CORPORATION ("Customer"), a Louisiana Corporation.

                             1. SERVICE AND P.O.P.

(A) Supplier agrees to provide Customer with telecommunication termination services and/or origination "800" Services (collectively the Service). Customer shall be solely responsible for all capacity costs necessary to access the service. The service shall be provided to the LATA's, at the rates and upon the terms specified herein and on Schedule 1 which is attached hereto. Customer may be required to pay a deposit prior to the initiation of service. Supplier reserves the right to review customer's monthly bills and payment history on a quarterly basis and if deemed necessary, may increase the deposit not to exceed the amount of one (1) month's average bill.

(B) Requests for the service shall be documented by service interconnection orders (SIO), signed by both parties, which shall specify the service commencement date, all applicable rates and charges and any other terms and conditions agreed to by the parties. To the extent that the terms and condition of this Agreement and Schedule 1 conflict with the terms and conditions of any SIO, the terms of the service agreement shall control.

(C) With Supplier's prior written approval customer may postpone a service commencement date. No more than one (1) postponement shall be allowed for a service commencement date and the cumulative length of all such postponements shall not exceed fifteen (15) days. All additional costs and expenses incurred by Supplier in connection with the postponement of a service commencement date shall be charged to customer and shall be due and payable according to the terms hereof.

(D) Supplier reserves the right to add or delete service offerings during the term hereof and to increase it's rates upon not less than thirty (30) days advance notice. In the event of a domestic price increase customer may terminate this Agreement, without liability, by giving written notice at least ten (10) days prior to the effective date of the price increase.

(E) Customer shall provide Supplier with regular forecasts regarding the number of minutes expected to be terminated in various LATA's and/or Tandems, so as to enable Supplier to arrange network configurations.

(F) Customer shall provide Supplier with a written certification (The Certification) of the percentage of Interstate and Intrastate minutes of use relevant to the minutes of traffic to be terminated in the state where each Service Interconnection is made. The certification shall be provided by Customer prior to the start of Service for each terminating traffic service interconnection. Customer shall issue recertifications on no less than an annual basis. In the event Customer fails to make such certifications, the relevant minutes of use will be deemed to be subject to the Intrastate Rates set forth on
Schedule 1. Customer agrees to make its call detail records, billing system, and other necessary information available to Supplier or it's designee for the purpose of verifying Customer's Interstate/Intrastate minutes of traffic and to indemnify and hold Supplier harmless from any liability Supplier incurs in the event Customer's certification is inaccurate.

                    CAMERON COMMUNICATIONS SERVICE AGREEMENT

(G) All terminating fields will utilize FG-B or FG-D where available to produce a toll-quality service (Bell Tech Ref. TR-NPL-000334). Other than for reasons of cable cut or force majeure availability will meet P. 01 grade of service over any 90 day period. Supplier will coordinate any system maintenance with Customer if such maintenance is likely to produce a service interruption.

(H) Supplier shall designate the point of presence ("P.O.P.") for Customer to access the service.

                                    2. TERM

Each DS-1 interconnection with Supplier shall be for a minimum term of one (1) year from date of installation and shall thereafter continue on a month to month term unless terminated by either party. Termination for each individual DS-1 interconnection shall be effective, at the end of the minimum term or during the month to month continuation thereof, upon ninety (90) days advance written notice.

                           3. SERVICE INTERCONNECTION

(A) There shall be a required minimum monthly usage (MMU) for each DS-1 interconnection of 100,000 minutes per monthly billing period. Customer shall have sixty (60) days from date of initial service to reach it's MMU on the firs DS-1 interconnection and sixty (60) days on each subsequent DS-1 interconnection. Customer's MMU requirement for each individual DS-1 shall be met whenever the average monthly usage for all DS-1's equals or exceeds 100,000 minutes.

(B) If Customer fails to meet it's MMU requirement for any given billing period, Customer shall pay an additional per minute charge of $0.01 on the difference between MMU and actual monthly usage.

Example:      100,000     Is the Minimum Monthly Usage per DS-1
              -80,000     Is the Actual Monthly Usage
              -------
               10,000     Minutes @ $0.01=100.00 additional charge

(C) For each billing period, 80% of Customers total service minutes for terminated calls shall be to tandems owned and operated by a Regional Bell Operating Company with tariffed access charges (RBOC termination's). If Customer fails to meet this RBOC termination requirement, Customer shall pay an additional per minute charge of $0.02 on the number of minutes by which non-RBOC termination's exceed 20% of the total monthly service minutes.

                             4. PAYMENT & BILLING

(A) Supplier will provide Customer with a monthly bill itemizing all: call termination charges, monthly prepayment charges, port rentals, and other charges owed by Customer to Supplier for the Services being billed. All domestic calls will be billed in six (6) second increments rounded to the next highest one-tenth minute thereafter. All international calls, with the exception of Mexico, will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. Calls to Mexico will be billed in full one (1) minute increments. International rates are subject to change

                    CAMERON COMMUNICATIONS SERVICE AGREEMENT

with a seven (7) day written notice from Supplier to Customer. All amounts due Supplier are payable in full within twenty (20) days after receipt of invoice. Delinquent amounts shall bear interest at the rate of 1.5% per month or the highest lawful rate whichever is lower. It shall not be a defense to nonpayment that all or a portion of the charges for the service were incurred by unauthorized users.

(B) Written requests by Customer for billing adjustments together with all supporting documentation must be received by Supplier within thirty (30) days from date of invoice or the right to a billing adjustment shall be waived. In the event of a billing dispute, Customer shall timely pay the undisputed amounts and the parties shall promptly resolve the dispute by mutual agreement or by arbitration as provided for herein.

(C) Excluding taxes on Supplier's income, all federal, state and local taxes determined by Supplier to be due on services provided under this Agreement shall be charged to Customer and be due and payable according to the terms hereof.

                                  5. DEFAULT

(A) When a party fails to timely pay any payment due hereunder or breaches any of the other material terms hereof, or breaches any of the material terms of any other written contract between the parties, such party shall be deemed in default.

(B) Upon ten (10) days written following a default in payment, Supplier may suspend service to Customer until all arrearages together with interest thereon have been paid in full.

(C) Upon such a default in payment that is not cured within thirty (30) days from date of suspension of service, Customer shall pay to Supplier as liquidated damages an amount equal to it's most recent monthly bill or the average of it's monthly bills for the period this Agreement was in effect, which ever is greater, multiplied by the number of months remaining in the initial term or if in a continuation thereof then by No. 3.

(D) Upon thirty (30) days notice following any other default the non-defaulting party may terminate this Agreement upon the other party's failure to cure the alleged default.

(E) Upon suspension or termination of this Agreement the non-defaulting party may pursue all remedies available to it under the terms hereof and under any applicable law.

                          6. LIMITATION OF LIABILITY

(A) Supplier shall not be liable for delays in installation, commencement or restoration of the service; for any temporary or permanent cessation of service; for errors, malfunctions, delays or defects in transmission of the service; for loss or damage occasioned by acts of god, fire, elements, labor disputes, shortages, utility curtailments, power failures, explosions, cable cut and other catastrophes; for indirect, special, incidental, or consequential damages including but not limited to lost profits or revenues; for punitive damages arising from a breach of this Agreement, for injury to

                    CAMERON COMMUNICATIONS SERVICE AGREEMENT

or death of any person and for damage to or loss of any property arising out of or attributable to it's operations and performance under this Agreement.

(B) Supplier makes no warranty, express, implied or statutory, as to the description, quality, merchantability, completeness, or fitness for any purpose of the service, local access or any other matter all of which warranties are hereby excluded and disclaimed.

(C) Supplier shall not be required nor obligated to provide alternative routing with respect to any transmission capacity provided pursuant to this Agreement.


                              7. INDEMNIFICATION

Each party shall indemnify, defend and hold harmless the other party, its directors, officers, employees, and agents, successors, and assigns, from all damages, costs, expenses and liabilities, including reasonable attorney's fees and disbursements, sustained in any action commenced by any third party in connection with the indemnifying party's performance of its obligations and duties under this Agreement except for those damages, costs, expenses, and liabilities arising from the gross negligence or willful misconduct of the other party. The indemnified party shall promptly notify the other party of any such suit or claim.

                       8. APPLICABLE LAW AND ARBITRATION

This Agreement shall be construed and interpreted in accordance with Louisiana law. Any controversy or claim arising out of or related to this Agreement shall be submitted by the parties to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Such arbitration shall be conducted in the City and Parish of Lake Charles, Louisiana and both parties expressly consent to jurisdiction over them of the Louisiana courts to compel arbitration, to enter any appropriate order or judgment based upon an arbitration award, or to enter any other award or judgment based upon or in furtherance of the arbitration. Further, the prevailing party shall be entitled to an award of reasonable attorney fees incurred in connection with the arbitration award, the judgment based thereon and all subsequent collection efforts. No arbitration action arising out of this Agreement shall be brought by either party more than one (1) year after the cause of action has accrued.

                         9. CONFIDENTIALITY AGREEMENT

All knowledge and information acquired during the term hereof concerning Supplier's business affairs and operations shall be deemed confidential. Customer, it's officers, directors, partners, employees, affiliates, agents and representatives will keep such information confidential and disclose such information to only those third parties as may be required to fulfill it's obligations hereunder. Customer shall be fully liable for any breach of confidentiality by itself, it's agents and representatives.

                   CAMERON COMMUNICATIONS SERVICE AGREEMENT

                                  10. NOTICES

Notices to the parties shall be deemed to have been given when personally delivered, or when mailed by prepaid regular and certified mail, to the parties at the addresses listed herein or such other address that the parties hereafter designate in writing.

                           11. ADDITIONAL PROVISIONS

(A) This Agreement (including all appendices, exhibits, attachments and/or schedules attached hereto) constitutes the entire understanding between the parties relating to the rights herein granted and the obligations herein assumed and correctly sets forth the rights, duties, and obligations of each party to the other as of the date of this Agreement; provided, however, that this Agreement shall not affect or modify the terms or applicability of any other Agreement regarding other subject matters to which Supplier and Customer are parties. Any prior Agreements, promises, negotiations or representations regarding the subject matter of this Agreement not expressly set forth in this Agreement are of no force or effect. No alteration or variation hereof of any provision shall be valid unless reduced to writing and signed by both parties.

(B) This Agreement shall benefit and bind the successors, affiliates and assigns of the parties. No course of dealing between the parties and no failure to exercise any right hereunder shall be construed as a waiver of the right to enforce the terms of this Agreement as written.

(C) This Agreement may not be assigned by Customer without Supplier's prior written consent.

(D) This Agreement shall not be deemed to create a relationship of agency, partnership or joint venture between the parties.

(E) Each of the undersigned hereby state that he/she has full authority to enter into this Agreement and hereby accepts this Agreement on behalf of the companies identified below.

                   Cameron Communications Service Agreement

DATED this tenth day of June, 1999.

Cameron Communications Company         US Unwired Corporation


By: /s/ George Mack                    By: /s/ Robert Piper     10-5-99
   ------------------------------         ------------------------------
   George Mack          Date                                   Date

Title: President                        Title: President
      ---------------------------             ---------------------------

Address:                                  Address:
       P. O. Box 2447                            1 Lakeshore Drive
       Sulphur, LA 70664                         Lake Charles, LA 70629


Schedule One

                         Lake Charles

                                  Dedicated Termination  Dedicated 1-800
                                  ---------------------  ---------------

                                        1 Yr Term           1 Yr Term
Ameritech Illinois                      $0.0430              $0.0560
Ameritech Indiana                       $0.0430              $0.0560
Ameritech Michigan                      $0.0430              $0.0560
Ameritech Ohio                          $0.0430              $0.0560
Ameritech Wisconsin                     $0.0430              $0.0560
Bell Atlantic                           $0.0430              $0.0560
Bell South                              $0.0430              $0.0560
NYNEX                                   $0.0430              $0.0560
NYNEX Metro                             $0.0430              $0.0560
Pacific Bell                            $0.0430              $0.0560
Southwestern Bell                       $0.0430              $0.0560
US West                                 $0.0430              $0.0560
Cincinnati Bell                         $0.0430              $0.0560
Southern New England                    $0.0430              $0.0560
GTE Tampa                               $0.0430              $0.0560



Alaska                                  $0.1515              $0.0175
USVI/PR                                 $0.1515              $0.0175
Canadian                                $0.1515

The above prices are for dedicated originating and terminating; all pass through charge cost (i.e. Payphone charge, 1-800 account maintenance charge and etc).

US Unwired Rate                       Cape Verde     238   $0.5400   Gibraltar      350   $0.4100
                                   ----------------------------------------------------------------
                                      Caymen Isl     345   $0.4250   Greece          30   $0.3380
---------------------------------------------------------------------------------------------------
Country            CCode   Rate/min   Cen. Africa    236   $0.7790   Greenland      299   $0.4490
---------------------------------------------------------------------------------------------------
Afghanistan           93    $1.1300   Chad           235   $1.0400   Grenada        809   $0.5690
---------------------------------------------------------------------------------------------------
Albania              355    $0.4180   Chile           56   $0.3000   Guadeloupa     590   $0.4600
---------------------------------------------------------------------------------------------------
Algeria              213    $0.4180   China           86   $0.6490   Guam           671   $0.1840
---------------------------------------------------------------------------------------------------
Am. Samoa            684    $0.4640   Christmas/Co   672   $0.3650   Guantanamo      53   $0.5250
---------------------------------------------------------------------------------------------------
Andorra              376    $0.2890   Colombia       57    $0.4790   Guatemala      502   $0.4090
---------------------------------------------------------------------------------------------------
Angola               244    $0.4380   Comoros        269   $0.8600   Guinea         224   $0.7090
---------------------------------------------------------------------------------------------------
Anguilla             809    $0.5290   Congo          242   $0.8000   Guinea Bis     245   $1.0450
---------------------------------------------------------------------------------------------------
Antartic CA          672    $0.3750   Cook Isl       682   $1.0435   Guyana         592   $0.7890
---------------------------------------------------------------------------------------------------
Antartic SC          672    $0.3750   Costa Rica     506   $0.4600   Haiti          509   $0.5790
---------------------------------------------------------------------------------------------------
Antigua              268    $0.5350   Croatia        385   $0.3775   Honduras       504   $0.5350
---------------------------------------------------------------------------------------------------
Argentina             54    $0.5000   Cuba            53   $0.6400   Hong K. 172    852   $0.3850
---------------------------------------------------------------------------------------------------
Armenia              374    $0.6300   Cyprus         357   $0.3900   Hong Kong      852   $0.2690
---------------------------------------------------------------------------------------------------
Aruba                297    $0.3800   Czech Rep.     420   $0.2900   Hungary         36   $0.2490
---------------------------------------------------------------------------------------------------
Ascension            247    $0.8000   Denmark         45   $0.1650   Iceland        354   $0.3000
---------------------------------------------------------------------------------------------------
Australia             61    $0.1550   Diego Gar.     246   $0.7300   IMarsat-AE     871   $4.5500
---------------------------------------------------------------------------------------------------
Austria               43    $0.2330   Djibouti       253   $0.8340   IMarsat-AW     874   $4.5500
---------------------------------------------------------------------------------------------------
Azerbaijan           994    $0.5170   Dominics       809   $0.5700   IMarsat-1O     873   $4.5500
---------------------------------------------------------------------------------------------------
Bahamas              809    $0.2500   Dominican Re   809   $0.2890   IMarsat-PO     872   $4.5500
---------------------------------------------------------------------------------------------------
Bahrain              973    $0.6950   Ecuador        593   $0.4590   India           91   $0.7490
---------------------------------------------------------------------------------------------------
Bangladesh           880    $0.9450   Egypt           20   $0.7350   Indonesia       62   $0.6275
---------------------------------------------------------------------------------------------------
Barbados             246    $0.5300   El Salvador    503   $0.4490   Iran            98   $0.8190
---------------------------------------------------------------------------------------------------
Belarus              375    $0.3800   Eq. Guinea     240   $1.0200   Iraq           964   $0.8990
---------------------------------------------------------------------------------------------------
Belgium               32    $0.1870   Eritrea        291   $1.0480   Ireland        353   $0.1790
---------------------------------------------------------------------------------------------------
Belize               501    $0.6670   Estonia        372   $0.2950   Isreal         972   $0.3275
---------------------------------------------------------------------------------------------------
Benin                229    $0.5850   Ethiopia       251   $0.9500   Italy           39   $0.2450
---------------------------------------------------------------------------------------------------
Bermuda              441    $0.2780   Faeroe Isl     298   $0.3050   Ivory Coast    225   $0.9850
---------------------------------------------------------------------------------------------------
Bhutan               975    $0.7600   Falkland       500   $0.8650   Jamaica        809   $0.5850
---------------------------------------------------------------------------------------------------
Bolivia              591    $0.6450   Fiji Isl       679   $0.8750   Japan           81   $0.2550
---------------------------------------------------------------------------------------------------
Bosnia               387    $0.4390   Finland        358   $0.1730   Jordan         962   $0.7560
---------------------------------------------------------------------------------------------------
Botswana             267    $0.4200   France          33   $.01890   Kazakhstan    7336   $0.6290
---------------------------------------------------------------------------------------------------
Brazil                55    $0.4500   Fre. Antille   596   $0.4690   Kenya          254   $0.7290-
---------------------------------------------------------------------------------------------------
British VI           809    $0.3690   Fre. Guiana    594   $0.4900   Kiribati       686   $0.7490
---------------------------------------------------------------------------------------------------
Brunei               673    $0.4850   Fre. Polyns    689   $0.6175   Korea N        850   $0.6550
---------------------------------------------------------------------------------------------------
Bulgaria             359    $0.3490   Gabon          241   $0.7890   Korea S         82   $0.3790
---------------------------------------------------------------------------------------------------



  Lebanon          961   $0.7690   Pakistan           92   $0.9225
-------------------------------------------------------------------
  Lesotho          266   $0.5090   Palau             680   $0.7890
-------------------------------------------------------------------
  Liberia          231   $0.5300   Panama            507   $0.6150
-------------------------------------------------------------------
  Libya            218   $0.4700   Papua NG          675   $0.5150
-------------------------------------------------------------------
  Lichtenstan       41   $0.1940   Paraguay          595   $0.6490
-------------------------------------------------------------------
  Lithuania        370   $0.4090   Peru               51   $0.6090
-------------------------------------------------------------------
  Luxemburg        352   $0.2090   Philippines        63   $0.4690
-------------------------------------------------------------------
  Macao            853   $0.5150   Poland             48   $0.3100
-------------------------------------------------------------------
  Macedonia        389   $0.4090   Portugal          351   $0.3275
-------------------------------------------------------------------
  Madagascar       261   $0.6780   Oatar             974   $0.8000
-------------------------------------------------------------------
  Malawi           265   $0.4650   Reunion Isl.      202   $0.6290
-------------------------------------------------------------------
  Malaysia          60   $0.3150   Romania            40   $0.4090
-------------------------------------------------------------------
  Maldivas         960   $0.7290   Russia              7   $0.4425
-------------------------------------------------------------------
  Mali             223   $0.8400   Rwanda            250   $0.8790
-------------------------------------------------------------------
  Malta            356   $0.3050   Saipan            670   $0.4350
-------------------------------------------------------------------
  Marshal Isl      692   $0.4940   San Marino        378   $0.4200
-------------------------------------------------------------------
  Mauritania       222   $0.6450   Saotome           239   $1.0390
-------------------------------------------------------------------
  Mauritius        230   $0.6400   Saudi Arab        966   $0.7590
-------------------------------------------------------------------
  Mayotte Isl      269   $0.6140   Senegal           221   $1.0800
-------------------------------------------------------------------
  Micromesia       691   $0.6975   Seychelles        248   $0.9490
-------------------------------------------------------------------
  Moldova          373   $0.4890   Siera Leo         232   $0.7890
-------------------------------------------------------------------
  Monaco            33   $0.2340   Singapore          65   $0.3150
-------------------------------------------------------------------
  Mongolia         976   $0.9650   Slovakia          421   $0.2990
-------------------------------------------------------------------
  Montserrat       809   $0.5950   Slovenia          386   $0.2050
-------------------------------------------------------------------
  Morocco          212   $0.3990   Solomon Isl       677   $0.8390
-------------------------------------------------------------------
  Mozambique       258   $0.5450   Somalia           252   $0.9390
-------------------------------------------------------------------
  Myanmar           95   $1.0800   South Africa       27   $0.4950
-------------------------------------------------------------------
  Nambia           264   $0.5050   Spain              34   $0.3090
-------------------------------------------------------------------
  Nauru            674   $0.7350   Sri Lanka          94   $0.8890
-------------------------------------------------------------------
  Nepol            977   $0.7900   St. Kitts/Nevis   809   $0.5090
-------------------------------------------------------------------
  Nether Antille   599   $0.3700   St. Helena        290   $0.7625
-------------------------------------------------------------------
  Netherland        31   $0.1730   St. Lucia         809   $0.5400
-------------------------------------------------------------------
  New Caledon      687   $0.6275   St. Pierre        508   $0.3550
-------------------------------------------------------------------
  New Zealand       64   $0.1950   St. Vincent       809   $0.5790
-------------------------------------------------------------------
  Nicaragua        505   $0.5830   Sudan             249   $0.5125
-------------------------------------------------------------------
  Niger            227   $0.7790   Suriname          597   $0.9700
-------------------------------------------------------------------
  Nigeria          234   $0.7200   Swaziland         268   $0.3390
-------------------------------------------------------------------

Country           CCode   Rate/min     Country     CCode   Rate/min
---------------------------------------------------------------------
Burkina FS          226   $0.5890    Gambia          220    $0,5750
---------------------------------------------------------------------
Burundi             251   $0.6450    Georgia         995    $0.5980
---------------------------------------------------------------------
Cambodia            855   $1.0390    Germany          49    $0.1530
---------------------------------------------------------------------
Cameroon            237   $0.7700    Ghana           233    $0.5800
---------------------------------------------------------------------
Tajikistan            7   $0.5490
---------------------------------------------------------------------
Tanzania            255   $0:6350    Mex Band 1       52    $0.1870
---------------------------------------------------------------------
Thailand             66   $0.5800    Mex Band 2       52    $0.2190
---------------------------------------------------------------------
Togo                228   $0.7800    Mex Band 3       52    $0.2950
---------------------------------------------------------------------
Tonga               676   $0.8890    Max Band 4       52    $0.3390
---------------------------------------------------------------------
Trinidad            809   $0.6090    Mex Band 5       52    $0.3390
---------------------------------------------------------------------
Tunisia             216   $0.4590    Max Band 6       52    $0.3390
---------------------------------------------------------------------
Turkey               90   $0.4225    Max Band 7       52    $0.3390
---------------------------------------------------------------------
Turkmenist            7   $0.5990    Mex Band 8       52    $0.3390
---------------------------------------------------------------------
Turks Isl           809   $0.5290    Mexico City      52    $0.3390
---------------------------------------------------------------------
Tuvalu              688   $0.8050
----------------------------------
Uganda              256   $0.5350
----------------------------------
Ukraine             380   $0.3990
----------------------------------
United Arab E       971   $0.5050
----------------------------------
United Kingdo        44   $0.1100
----------------------------------
Uruguay             596   $0.6200
----------------------------------
Uzbekistan            7   $0.6050
----------------------------------
Vanuatu             678   $0.7020
----------------------------------
Vatican              39   $0.3090
----------------------------------
Venezuela            58   $0.3790
----------------------------------
Viet Nam             84   $0.9800
----------------------------------
W. Samoa            665   $0.5950
----------------------------------
Wallis              661   $0.3625
----------------------------------
Yemen Dem.          967   $0.7050
----------------------------------
Yugoslavia          381   $0.4090
----------------------------------
Zaire               243   $0.6250
----------------------------------
Zambia              260   $0.7490
----------------------------------
Zimbabwe           2631   $0.4150
----------------------------------





  Country    CCode   Rate/min     Country     CCode   Rate/min     Country     CCode   Rate/min
-----------------------------------------------------------------------------------------------
 Kuwait        965    $0.7650   Niue            683    $0.9490   Sweden           46    $0.1250
-----------------------------------------------------------------------------------------------
 Kyrgystan    7331    $0.6160   Norfolk Isl     672    $0.5075   Switzerland      41    $0.1940
-----------------------------------------------------------------------------------------------
 Laos          856    $0.7890   Norway           47    $0.1630   Syria           963    $0.6790
-----------------------------------------------------------------------------------------------
 Latvia        371    $0.3640   Oman            968    $0.8950   Taiwan          886    $0.4490
-----------------------------------------------------------------------------------------------
 Argentina      53    $0.4200
-------------------------------
 Belgium        30    $0.1870
-------------------------------
 Colombia       56    $0.2270
-------------------------------
 Colombia       53    $0.3650
-------------------------------
 Finland       349    $0.1730
-------------------------------
 India          80    $0.7000
-------------------------------
 India          47    $0.7490
-------------------------------
 Portugal      260    $0.3275
-------------------------------
 Russia        -88    $0.4150
-------------------------------

                   Cameron Communications Service Agreement

                             Pass Through Charges

                        1-800 Inbound Services Charges

MONTHLY CHARGES


Monthly database maintenance charge                     $1.25 per number

ONE TIME CHARGES

Number reservation/actvivation                          $6.25 per number

Customized routing feature (New or changes
to existing service: e.g. call blocking,
limited origination, etc, etc.)                         $6.25 per number

Complex routing (New or changes to existing
service e.g. NPA/NNX routing, time-of-day               $31.50 per hour
routing,etc.etc.)                                       $12.50 minimum/no.

Database searches                                       $6.25 per number

Emergency Resp Org change charges                       $43.75 per number

Over night delivery charges                             $12.50 per package

CDR delivery via tape on diskette                       $312.50 monthly

Directory Assistance (USA)                              $0.60 per call

Directory Assistance (Canadian)                         $0.65 per call

All other charges that my develop e.g.
Payphone charges; Local number portability; etc.etc.    At cost